MIDAS FUNDS

                                  June 30, 2001
                               SEMI ANNUAL REPORT

                        -------------------------------
                                   MIDAS FUND
                      -----------------------------------
                                 MIDAS INVESTORS
                      -----------------------------------
                          MIDAS U.S. AND OVERSEAS FUND
                      -----------------------------------
                           MIDAS SPECIAL EQUITIES FUND
                      -----------------------------------
                                 DOLLAR RESERVES
                        -------------------------------

                                [GRAPHIC OMITTED]
                                      MIDAS
                                      FUNDS
                            DISCOVERING OPPORTUNITIES

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                                    Contents
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        Letter to Our Shareholders                            1

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        PORTFOLIO COMMENTS

        Midas Fund and Midas Investors                        2

        Midas U.S. and Overseas Fund                          4

        Midas Special Equities Fund                           5

        Dollar Reserves                                       6

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        SCHEDULE OF INVESTMENTS

        Midas Fund                                            7

        Midas Investors                                       8

        Midas U.S. and Overseas Fund                          9

        Midas Special Equities Fund                          10

        Dollar Reserves                                      11

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        Consolidated Financial Statements                    12

        Notes to Financial Statements                        16

        Financial Highlights                                 19

        New Account Application                              23

        Additional Information                INSIDE BACK COVER

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

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                               TO OUR SHAREHOLDERS

================================================================================

     It is a pleasure to submit this combined 2001 Semi-Annual Report for the Midas Funds. We are also very pleased to welcome shareholders of the Funds who have joined us since our last Report either by opening accounts directly or through a brokerage firm.

     In six months the Federal Reserve lowered the Federal Funds rate six times in an effort to stimulate economic growth. Nevertheless, few equity indexes - particularly those of a growth nature - had positive returns in the six months ending in June. In contrast, precious metals benchmarks generally gained in the first half of the year. Amid mixed statistical signals, the economy may be showing signs of potential improvement, but more market turbulence is probably in store for investors.

     What happened? Without warning the long running bull market cycle ended - and suddenly and severely the general equity markets entered a bearish period, even for the fast growing, market leading, and financially secure companies we favor. With a slowing economy, demand for many services and products dropped away quickly, which lowered investor confidence in stocks. Notwithstanding this market turmoil, guided by fundamentals, we have sought to re-allocate the Funds' portfolios in securities offering attractive potential even in a down market.

     We at Midas believe that investing for long term results requires solid research and emotional discipline, particularly during market reverses and periods of price volatility. By focusing on quality companies with attractive businesses and valuations against a background of economic data and market trends, we seek to modify the portfolios of the Funds to benefit from changing conditions.

     While the future direction of the markets may be impossible to predict, we think three simple principles can help investors plan for their future needs. First, view an investment over the long term to reduce emotional vulnerability to "selling out" during a single decline. Secondly, diversify to reduce overall portfolio volatility. The different Midas Funds - the equity Funds for longer term horizons, money market fund Dollar Reserves for shorter term needs, the precious metals Funds for a hedge against inflation - can help. Third, invest a certain amount of money in a Fund at the same time each month or quarter, with periodic reviews of the overall portfolio, as part of a plan to reach investment goals. As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you. For 24 hour automated services, call toll free 1-888-503-VOICE (8642) or visit www.midasfunds.com, where you can access your account online, purchase and redeem shares and exchange between Midas Funds.

                                     Sincerely,

                                     /s/ Thomas B. Winmill

                                     Thomas B. Winmill
                                     President

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                                       1

                       ----------------------------------

                          MIDAS FUND & MIDAS INVESTORS

                       ----------------------------------
                               C O M M E N T A R Y

     It is a pleasure to submit our combined Semi-Annual Report for Midas Fund and Midas Investors. Both Funds enjoyed positive returns in the first half of the year in the face of a broad market slump, with Midas Fund and Midas Investors returning +4.76% and +3.08%, respectively, versus declines in the Standard &Poor's 500 Stock Index and Nasdaq Composite Index of -6.69% and
-12.55%, respectively. The difference between the Funds arises in large part from the fact that while both Funds seek capital apprication and protection against inflation and invest primarily in companies involved in mining, processing or dealing in gold or other precious metals, Midas Fund's primary focus can also include other natural resource companies as well.

     For the first six months of the year the gold price averaged $266 per ounce versus $285 in 2000, reflecting an average price of $265 in the first quarter and $268 in the second quarter. From this relatively low base, we are optimistic that the current economic setting is the most conducive for appreciation in the gold price for many years. The biggest factor, we believe, is the aggressive Fed easing of short term interest rates. The continued reduction of interest rates may act to lessen the attractiveness of the U.S. dollar relative to other currencies. Lower rates can also reduce forward selling by gold producing companies and likewise encourages gold ownership by other investors by reducing "opportunity costs." Inflation fears, now at a low ebb, could increase dramatically should the impact of lower rates be felt in con junction with the recent 8% to 10% increases in the money supply and the substantial U.S. tax cuts. Weakness in the U.S. economy and other disinflationary influences, such as lower energy prices, however, may defer any future inflationary impact of lower rates.

     Suggestive of further strength in the gold price is the result of the latest auction of gold bullion by the Bank of England. On July 11, in the thirteenth auction in its sales program announced in 1999 to dispose of 415 of its 715 tons of gold reserves, 20 tons were sold at $267.25 per ounce, $0.70 above the spot price at the time. Demand, represented by the bid/cover ratio of 4.1, was strong and leaves only 100 tons to be sold over the balance of 2001 and 2002.

                    MIDAS FUND
----------------------------------------------------
                   TOP 10 STOCKS
                AS OF JUNE 30, 2001

----------------------------------------------------
   1     Barrick Gold Corporation
----------------------------------------------------
   2     Meridian Gold Inc.
----------------------------------------------------
   3     Homestake Mining Company
----------------------------------------------------
   4     AngloGold Limited ADR
----------------------------------------------------
   5     Golden Cycle Gold Corporation
----------------------------------------------------
   6     Franco-Nevada Mining Corporation Ltd.
----------------------------------------------------
   7     Newcrest Mining Limited
----------------------------------------------------
   8     Placer Dome Inc.
----------------------------------------------------
   9     Newmont Mining Corp.
----------------------------------------------------
   10    Normandy Mining Ltd.
----------------------------------------------------

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                                       2

     Our expectations for the industrial economy, in contrast, are negative. Overcapacity, unemployment, and similar problems may give rise to increasing difficulty in achieving earnings growth. With stock valuations still stubbornly high in the technology and other sectors, the gold sector is appearing to offer relative value. Platinum and palladium, unfortunately, are dependent on global industrial production, particularly autos and electronics, and recent high prices have led to numerous attempts to substitute cheaper alternatives. Mining companies in this sector have experienced lower prices for their securities over the course of the last six months. Nevertheless, certain low cost, well managed, and expertly hedged producers of platinum and palladium have positive prospects, even at lower metal prices.

     Looking ahead, even if the gold price remains muted, opportunities for capital appreciation may be found in the on-going consolidation of the gold mining industry. Currently, the largest company, AngloGold, produces only 8% and the top six gold producers only 31% of annual world mine output. Although successful gold exploration can be less expensive than gold mining company acquisition, exploration can be painfully uncertain and time consuming. North American gold producers, for example, are estimated to be spending half as much on exploration as they did in 1996. Consequently, acquisitions can offer opportunities for immediate growth. By merging and obtaining larger market capitalizations, mining companies can improve their access to capital markets and achieve greater liquidity for their shares. In some cases, operational efficiencies can be achieved as well.

     Given these economic conditions, the strategy of the Funds has been to increase their exposure to companies involved in gold production and related activities, while maintaining quality by owning the securities of the largest mining companies in the world. Given the potential for depreciation in the relative value of the U.S. dollar, investment in foreign, particularly Australian, mining companies has been expanded. The primary emphasis of each Fund's mining portfolio, however, continues to focus on well recognized major and medium size producing companies with disciplined operations, financial strength, and positive cash flow even at current gold prices. As recessionary influences continue to dominate the economy, the Funds have lessened their exposures to declining base metal prices and other natural resources. Given the uncertainty of the overall markets, leverage and futures strategies have been generally curtailed.

     With a background of improving prospects for gold prices and the potential for consolidation in the precious metals sector, we anticipate further potential for appreciation in share prices.

                   MIDAS INVESTORS
----------------------------------------------------
                    TOP 10 STOCKS
                 AS OF JUNE 30, 2001

----------------------------------------------------
   1    Barrick Gold Corporation
----------------------------------------------------
   2    Golden Cycle Gold Corporation
----------------------------------------------------
   3    Meridian Gold Inc.
----------------------------------------------------
   4    Goldcorp. Inc.
----------------------------------------------------
   5    Dallas Gold and Silver Exchange, Inc.
----------------------------------------------------
   6    Placer Dome Inc.
----------------------------------------------------
   7    North American Palladium Ltd.
----------------------------------------------------
   8    Homestake Mining Company
----------------------------------------------------
   9    AngloGold Limited
----------------------------------------------------
   10   Freeport-McMoRan Copper & Gold Class B
----------------------------------------------------

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                                        3

                        --------------------------------

                          MIDAS U.S. AND OVERSEAS FUND

                        --------------------------------
                               C O M M E N T A R Y

     It is a pleasure to welcome our new shareholders who have joined the Fund since our last Report, having been attracted to the Fund by its objective of seeking the highest possible total return for its shareholders from long term growth of capital and income. The Fund invests principally in a portfolio of U.S. and overseas issuers and may also use leverage and futures strategies.

     In the face of slowing economic activity, as well as prospects for only mild inflation at worst, the Federal Reserve over the first half of 2001 lowered the Federal Funds rate from 6.50% to 3.75% in an effort to stimulate the economy. Unfortunately, the slowdown, like an ocean liner, could not be turned around very quickly and warnings of lower corporate profits and large layoffs have been the order of the day. Both domestic and international broad-based stock market indexes showed losses for the period. Midas U.S. and Overseas Fund had declines for the six months and year ended June 30, 2001 of, respectively, 23.23% and 47.53%; the Nasdaq Composite Index was off 12.55% and 45.53%; the Morgan Stanley Capital International World Index declined 10.66% and 20.40%; and Standard &Poor's 500 Stock Index fell 6.69% and 14.82%.

     The declining domestic interest rate environment would normally be expected to weaken the U.S. dollar versus foreign currencies. Surprisingly, the dollar instead showed significant strength in international markets, hurting results from overseas investments. Meanwhile, U.S. industrial production over the first half of 2001 declined 4.2% in the first quarter and 4.9% in the second, while factories operated in June at the lowest level of capacity since 1983. More ominous still, the drop in industrial production for June was the ninth straight month that it has fallen. The global economy is seeing a similar slowdown.

     On a positive note, however, both automobile sales and new orders for consumer durables are strong, as is housing. The likely continuing of consumer spending that supports the worldwide economic activity is strongly suggested by rising U.S. consumer confidence and leading economic indicators. Clearly, these factors make a full-blown recession much less likely, particularly in view of falling inventories, declining interest rates, tax cuts, a tax rebate, and minimal inflation pressure, and may also stimulate overseas markets.

     We believe the Fund is attractively positioned for the volatile but selectively rising markets we see over the balance of the year.

                  TOP 10 STOCKS
               AS OF JUNE 30, 2001

----------------------------------------------------
   1     Mills Corp.
----------------------------------------------------
   2     Microsoft Corp.
----------------------------------------------------
   3     Exxon Mobil Corp.
----------------------------------------------------
   4     American International Group, Inc.
----------------------------------------------------
   5     Telefonos de Mexico S.A.
----------------------------------------------------
   6     Stilwell Financial, Inc.
----------------------------------------------------
   7     El Paso Corp.
----------------------------------------------------
   8     Calpine Corp.
----------------------------------------------------
   9     J. P. Morgan Chase &Co.
----------------------------------------------------
   10    San Juan Basin Royalty Trust
----------------------------------------------------

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                                        4

                         -------------------------------

                           MIDAS SPECIAL EQUITIES FUND

                         -------------------------------
                               C O M M E N T A R Y

     It is a pleasure to submit this 2001 Semi-Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive investment approach attractive.

                               REVIEW AND OUTLOOK

     "Mixed Signals" appears to be the best way to describe the current economy and its future prospects. Over the first half of 2001, industrial production declined by 4.2% in the first quarter and by 4.9% in the second. Factories are operating at the lowest level of capacity since 1983. On the employment front, the Labor Department reports nonfarm payrolls dropped in June by 114,000, double the figure analysts anticipated. More astonishing, payrolls in the Services Sector fell 21,000 in the second quarter, the first quarterly decline in more than 40 years!

     On a positive note, however, automobile sales, new orders for consumer durables, and housing are strong. Moreover, the likely continuing of consumer spending that supports the country's economic activity is strongly suggested by upbeat reports of consumer confidence and a rise in June for the third straight month of the Conference Board's index of leading economic indicators. Clearly, these factors make a full-blown recession much less likely, particularly after considering the potential effects of falling inventories, declining interest rates, tax cuts, a tax rebate, and no material inflation pressure.

     The first half of 2001 also witnessed the continuing demise of shares of many "new economy," technology, and dot-com companies, as reflected in the Nasdaq Composite Index's decline of 12.55% and 45.53% over, respectively, the six months and year ended June 30, 2001. For the same periods, the Fund declined 26.87% and 33.90%, the Russell Top 200 Growth Stock Index fell 14.53% and 37.12%, and the Standard &Poor's 500 Stock Index dropped 6.69% and 14.82%. In this environment, the Fund's strategy is to re-allocate its investments into high quality companies with solid financial strength and growth prospects.

     While the signals are indeed mixed, we believe there are currently many compelling investment opportunities for capital appreciation over the balance of the year and beyond. We recommend shareholders take advantage of lower prices to add to their holdings.

----------------------------------------------------
                    TOP 10 STOCKS
                AS OF JUNE 30, 2001

----------------------------------------------------
   1    Philip Morris Companies Inc.
----------------------------------------------------
   2    American International Group, Inc.
----------------------------------------------------
   3    Berkshire Hathaway Inc. Class B
----------------------------------------------------
   4    Mills Corp.
----------------------------------------------------
   5    Exxon Mobil Corp.
----------------------------------------------------
   6    Calpine Corp.
----------------------------------------------------
   7    Stilwell Financial, Inc.
----------------------------------------------------
   8    El Paso Corp.
----------------------------------------------------
   9    J. P. Morgan Chase &Co.
----------------------------------------------------
   10   Nokia Oyj ADR
----------------------------------------------------

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                                       5

                            -------------------------

                                 DOLLAR RESERVES

                            -------------------------
                               C O M M E N T A R Y

     We are pleased to welcome shareholders of the Fund who have joined us since our last Report and find attractive the Fund's objective of maximizing yield for shareholders consistent with preservation of capital and maintenance of liquidity. The Fund's strategy of investing exclusively in short term U.S. Government and agency money market securities makes it a sound choice for safety conscious investors.

                     INTEREST RATES AND THE CURRENT OUTLOOK

     When the Federal Reserve Bank aggressively started cutting the Federal funds interest rate in early January, that rate stood at 6.50%. Having imposed five interest rate cuts of 0.50% and one of 0.25%, the Federal Reserve reduced the rate to only 3.75% by June 30th. The yield on three-month Treasury bills also declined, from 5.90% in January to a yield of 3.66% in June.

     All year long economists have predicted that lower interest rates would have the desired effect of stimulating the economy. Delaying the arrival of any recovery, however, has been disappointing corporate earnings and increased layoffs, as well as the anticipation of more of the same in the months ahead.
Likewise,  manufacturing  inventories,  although decreasing,  remain high and we feel that these inventories must fall still further to stimulate new manufacturing output.

     On a more positive note, the U.S. index of leading economic indicators rose for the third consecutive month in June, suggesting the potential for a rebounding economy. Consequently, we expect that more Federal Reserve rate cuts may be possible in the near future but we anticipate that they will be fewer and smaller in amount than those in the first half of the year.

                              SHAREHOLDER SERVICES

     The Fund's all-weather income and safety conscious approach make it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply call us and we will help you get started.

     Along with its appealing investment objective, Dollar Reserves offers a number of popular shareholder services, such as free, unlimited check writing with free personalized checks and a minimum of only $250 per check. If you have any questions or would like further information on the Midas Funds Family, or our Traditional, Roth, or Education IRAs, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and an Investor Service Representative will be glad to assist you, as always, without obligation on your part. We appreciate your trust in us and look forward to further serving your investment needs over the years ahead.

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                                       6

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                                MIDAS FUND, INC.

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          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
       SHARES   COMMON STOCKS (99.69%)                             MARKET VALUE
--------------------------------------------------------------------------------

                PRECIOUS METALS AND RESOURCES (88.49%)
       20,000   Anglo American Platinum Corporation Limited        $   892,924
      100,000   AngloGold Limited ADR                                1,791,000
      400,000   Barrick Gold Corp.                                   6,060,000
      125,000   Franco-Nevada Mining Corp. Ltd.                      1,606,595
      100,000   Freeport-McMoRan Copper &Gold, Inc. Class B*         1,105,000
       96,000   Gencor Limited                                         403,532
      328,900   Golden Cycle Gold Corp.*                             1,702,058
      250,000   Gold Fields Limited ADR                              1,137,500
       75,000   Harmony Gold Mining Company Limited ADR                426,750
      250,000   Homestake Mining Company                             1,937,500
       10,000   Impala Platinum Holdings Limited ADR                   495,000
       58,500   Lonmin PLC ADR                                         833,625
      650,000   Meridian Gold Inc.*                                  5,167,500
      700,000   Newcrest Mining Limited                              1,604,615
       70,000   Newmont Mining Corp.                                 1,302,700
    1,900,000   Normandy Mining Limited                              1,203,091
      100,000   North American Palladium Ltd.*                         782,256
      140,000   Placer Dome Inc.                                     1,372,000
       30,000   Stillwater Mining Company*                             877,500
                                                                    ----------
                                                                    30,701,146

                PRECIOUS METALS AND RESOURCES RELATED (11.20%)
       14,000   Burlington Resources Inc.                              559,300
       17,000   Calpine Corp.*                                         642,600
       10,400   Dominion Resources, Inc.                               625,352
       16,500   Duke Energy Corp.                                      643,665
       12,500   El Paso Corp.                                          656,750
       90,000   USEC Inc.                                              758,700
                                                                    ----------
                                                                     3,886,367
                                                                    ----------
                Total Common Stocks (cost: $42,337,926) (99.69%)    34,587,513

    PAR VALUE   SHORT-TERM INVESTMENTS (.31%)
--------------------------------------------------------------------------------
     $106,167   State Street Bank & Trust Repurchase Agreement,
                2.00%, 6/29/01, due 7/2/01 (collateralized by
                $75,000 U.S. Treasury Bonds, 10.625%, due
                8/15/15, market value: $113,094, proceeds at
                maturity: $106,185)                                    106,167
                                                                    ----------
                Total Short Term Investments (cost: $106,167)          106,167
                                                                    ----------

                       Total Investments (cost: $42,444,093)
                         (100.00%)                                 $34,693,680

--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

--------------------------------------------------------------------------------

                              MIDAS INVESTORS LTD.

--------------------------------------------------------------------------------

          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SHARES   COMMON STOCKS (95.92%)                         MARKET VALUE
--------------------------------------------------------------------------------

                 AUSTRALIA (3.48%)
        34,000   Newcrest Mining Limited                        $   77,938
        65,000   Normandy Mining Limited                            41,158
                                                                ----------
                                                                   119,096

                 NORTH AMERICA (78.38%)
        40,000   Barrick Gold Corp.                                606,000
        30,000   Dallas Gold and Silver Exchange, Inc.*            210,000
        10,000   Franco-Nevada Mining Corp. Ltd.                   128,528
        12,500   Freeport-McMoRanCopper &Gold, Inc. Class B*       138,125
        66,500   Golden Cycle Gold Corp.*                          344,138
        22,000   Goldcorp. Inc.                                    237,380
        20,000   Homestake Mining Company                          155,000
        35,000   Meridian Gold Inc.*                               278,250
         7,000   Newmont Mining Corp.                              130,270
        25,000   North American Palladium Ltd. *                   195,564
        20,800   Placer Dome Inc.                                  203,840
         2,000   Stillwater Mining Company*                         58,500
                                                                ----------
                                                                 2,685,595
                                                                ----------

                 SOUTH AFRICA (14.06%)
         1,500   Anglo American Platinum Corporation Limited        66,969
         8,000   AngloGold Limited ADR                             143,280
        30,000   Gold Fields Limited ADR                           136,500
        15,000   Harmony Gold Mining Company Limited ADR            85,350
         1,000   Impala Platinum Holdings Limited ADR               49,500
                                                                ----------
                                                                   481,599
                                                                ----------

                   Total Common Stocks (cost: $3,665,614)
                     (95.92%)                                    3,286,290

     PAR VALUE   SHORT-TERM INVESTMENTS (4.08%)
--------------------------------------------------------------------------------
      $139,895   State Street Bank & Trust Repurchase Agreement,
                 2.00%, 6/29/01, due 7/2/01 (collateralized by
                 $130,000 U.S. Treasury Notes, 6.50%, due
                 2/15/10, market value: $142,979, proceeds at
                 maturity: $139,918)                               139,895
                                                                ----------
                   Total Short Term Investments (cost: $139,895)   139,895
                                                                ----------

                         Total Investments (cost: $3,805,509)
                           (100.00%)                            $3,426,185

--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

--------------------------------------------------------------------------------

                        MIDAS U.S. AND OVERSEAS FUND LTD.

--------------------------------------------------------------------------------

          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------------
    SHARES      COMMON STOCKS (78.33%)                                    MARKET VALUE
--------------------------------------------------------------------------------------
                FINLAND (3.07%)
                COMMUNICATIONS EQUIPMENT
     4,000      Nokia Oyj ADR                                              $   88,160

                MEXICO (8.79%)
                TELEPHONE COMMUNICATIONS
     7,200      Telefonos de Mexico S.A. ADR                                  252,648

                UNITED STATES (66.47%)
                COGENERATION SERVICES & SMALL POWER PRODUCERS (5.26%)
     4,000      Calpine Corp.*                                                151,200

                FINANCE SERVICES  (7.94%)
     6,800      Stilwell Financial, Inc.                                      228,208

                FIRE, MARINE & CASUALTY INSURANCE (8.98%)
     3,000      American International Group, Inc.                            258,000

                NATIONAL COMMERCIAL BANKS (4.19%)
     2,700      J. P. Morgan Chase & Co.                                      120,420

                NATURAL GAS TRANSMISSION (5.48%)
     3,000      El Paso Corp.                                                 157,620

                OIL ROYALTY TRADERS  (3.27%)
     7,400      San Juan Basin Royalty Trust                                   93,906

                PETROLEUM REFINING (9.12%)
     3,000      Exxon Mobil Corp.                                             262,050

                REAL ESTATE INVESTMENT TRUSTS (12.58%)
    14,700      Mills Corp.                                                   361,620

                SERVICES-PREPACKAGED SOFTWARE (9.65%)
     3,800      Microsoft Corp.*                                              277,400
                                                                           ----------

                   Total Common Stocks (cost: $2,349,173) (78.33%)          2,251,232

 PAR VALUE      SHORT-TERM INVESTMENTS (21.67%)
-------------------------------------------------------------------------------------
  $622,901      State Street Bank & Trust Repurchase Agreement,
                2.00%, 6/29/01, due 7/2/01 (collateralized by
                $540,000 U.S. Treasury Bonds, 11.875%, due
                11/15/03, market value: $636,525, proceeds at
                maturity: $623,005)                                           622,901
                                                                           ----------
                   Total Short Term Investments (cost: $622,901)              622,901
                                                                           ----------

                          Total Investments (cost: $2,972,074) (100.00%)   $2,874,133

--------------------------------------------------------------------------------

* INDICATES NON-INCOME PRODUCING SECURITY.

--------------------------------------------------------------------------------

                        MIDAS SPECIAL EQUITIES FUND, INC.

--------------------------------------------------------------------------------

          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

----------------------------------------------------------------------------------------------
          SHARES   COMMON STOCKS AND WARRANTS (91.91%)                          MARKET VALUE
----------------------------------------------------------------------------------------------
                   COGENERATION SERVICES & SMALL POWER PRODUCTS (5.89%)
          32,000   Calpine Corp.*                                               $ 1,209,600

                   FINANCE SERVICES (5.88%)
          36,000   Stilwell Financial, Inc.                                       1,208,160

                   FIRE, MARINE & CASUALTY INSURANCE (23.57%)
          29,550   American International Group, Inc.                             2,541,300
           1,000   Berkshire Hathaway Inc. Class B*                               2,300,000
                                                                                -----------
                                                                                  4,841,300
                   FOOD & KINDRED PRODUCTS (19.62%)
          79,400   Philip Morris Companies Inc.                                   4,029,550

                   NATIONAL COMMERCIAL BANKS (4.34%)
          20,000   J.P. Morgan Chase & Co.                                          892,000

                   NATURAL GAS TRANSMISSION (5.63%)
          22,000   El Paso Corp.                                                  1,155,880

                   NEWSPAPERS:  PUBLISHING OR PUBLISHING & PRINTING (1.28%)
          25,000   The News Corporation Limited Preferred ADS Warrants*             263,050

                   PETROLEUM REFINING (8.08%)
          19,000   Exxon Mobil Corp.                                              1,659,650

                   OIL ROYALTY TRADERS (3.41%)
          55,200   San Juan Basin Royalty Trust                                     700,488

                   RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT (3.80%)
          35,400   Nokia Oyj ADR                                                    780,216

                   REAL ESTATE INVESTMENT TRUSTS (10.27%)
          85,800   Mills Corp.                                                    2,110,680

                   SERVICES-PREPACKAGED SOFTWARE (.14%)
           4,981   Informix Corp.*                                                   29,089
                                                                                -----------

                   Total Common Stocks (cost: $15,805,187)                       18,879,663

   PAR VALUE      SHORT-TERM INVESTMENTS (8.09%)
-------------------------------------------------------------------------------------------
  $1,661,067      State Street Bank & Trust Repurchase Agreement,
                  2.00%, 6/29/01, due 7/2/01 (collateralized by
                  $1,670,000 U.S. Treasury Notes, 5.50%, due
                  5/15/09, market value: $1,698,453, proceeds at
                  maturity: $1,661,334)                                           1,661,067
                                                                                -----------
                     Total Short Term Investments (cost: $1,661,067)              1,661,067
                                                                                -----------

                           Total Investments (cost: $17,466,254) (100.00%)      $20,540,730

--------------------------------------------------------------------------------

* INDICATES NON-INCOME PRODUCING SECURITY.

--------------------------------------------------------------------------------

                              DOLLAR RESERVES, INC.

--------------------------------------------------------------------------------

          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

-------------------------------------------------------------------------------------
   PAR VALUE    U.S. GOVERNMENT AGENCIES (100.00%)                YIELD*     VALUE**
-------------------------------------------------------------------------------------
   $2,000,000   Federal Agricultural Mortgage Corp., due 8/01/01   4.09%  $ 1,992,956
    1,000,000   Federal Farm Credit, due 8/01/01                   4.15%    1,000,000
    1,900,000   Federal Home Loan Banks, due 7/05/01               3.95%    1,899,166
    1,500,000   Federal Home Loan Banks, due 7/05/01               4.57%    1,499,238
    1,560,000   Federal Home Loan Banks, due 7/11/01               3.68%    1,558,405
      187,000   Federal Home Loan Banks, due 7/12/01               6.43%      186,633
    2,000,000   Federal Home Loan Banks, due 7/27/01               4.11%    1,994,063
    1,800,000   Federal Home Loan Banks, due 8/03/01               3.92%    1,793,532
    1,000,000   Federal Home Loan Banks, due 6/06/02               4.08%    1,000,000
    1,000,000   Federal Home Loan Mortgage Corp., due 7/13/01      4.15%      998,617
      900,000   Federal Home Loan Mortgage Corp., due 7/26/01      4.12%      897,425
    1,200,000   Federal Home Loan Mortgage Corp., due 7/26/01      4.14%    1,196,550
    1,200,000   Federal Home Loan Mortgage Corp., due 8/16/01      4.05%    1,193,790
    1,000,000   Federal Home Loan Mortgage Corp., due 5/15/02      4.15%    1,000,000
    2,000,000   Federal National Mortgage Assn., due 7/03/01       3.92%    1,999,564
      800,000   Federal National Mortgage Assn., due 7/05/01       3.91%      799,651
    1,000,000   Federal National Mortgage Assn., due 7/12/01       4.14%      998,735
    1,100,000   Federal National Mortgage Assn., due 7/19/01       4.12%    1,097,731
    2,500,000   Federal National Mortgage Assn., due 8/02/01       3.85%    2,491,444
    1,800,000   Federal National Mortgage Assn., due 9/06/01       4.07%    1,786,366
      800,000   Federal National Mortgage Assn., due 3/22/02       3.92%      777,003
                                                                          -----------

                         Total Investments (100.00%)                      $28,160,869

                * Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
                ** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                         MIDAS            MIDAS
                                                                                       U.S. AND          SPECIAL
                                                    MIDAS             MIDAS            OVERSEAS          EQUITIES           DOLLAR
JUNE 30, 2001 (UNAUDITED)                            FUND           INVESTORS            FUND              FUND            RESERVES
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                              $42,444,053        $3,805,509        $2,972,024       $17,466,254       $28,160,869
------------------------------------------------------------------------------------------------------------------------------------
Investments at market value                      $34,693,680        $3,426,185        $2,874,133       $20,540,730       $28,160,869
Cash                                                      --                --                --                --           299,576
Receivables:
  Dividends                                            4,593                94             1,933            56,355                --
  Interest                                                --                15                69               185            15,017
Other assets                                          21,053             4,962             1,885             5,625            63,938
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                    34,719,326         3,431,256         2,878,020        20,602,895        28,539,400
====================================================================================================================================

LIABILITIES
Payables:
  Dividends                                               --                --                --                --            46,575
Accrued expenses                                     194,569            53,908            40,556            28,970            14,538
Accrued management and distribution fees              30,773             3,331             2,738            18,658             8,997
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                  225,342            57,239            43,294            47,628            70,110
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                       $34,493,984        $3,374,017        $2,834,726       $20,555,267       $28,469,290
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, $0.01 par value               39,377,053         1,675,616           817,307         1,403,878        28,469,290

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                            $.88             $2.01             $3.47            $14.64             $1.00

At June 30, 2001, net assets consisted of:
Paid-in capital                                 $249,515,806       $19,367,542        $4,391,292       $25,887,115       $28,468,836
Accumulated net realized (loss)
  gain on investments                           (207,205,249)      (15,564,607)       (1,416,756)       (8,263,286)              454
Net unrealized appreciation (depreciation)
  on investments                                  (7,750,413)         (379,324)          (97,941)        3,074,476                --
Accumulated deficit in net investment income         (66,160)          (49,594)          (41,869)         (143,038)               --
------------------------------------------------------------------------------------------------------------------------------------
                                                 $34,493,984        $3,374,017        $2,834,726       $20,555,267       $28,469,290
====================================================================================================================================

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                                                                                     MIDAS           MIDAS
                                                                                   U.S. AND         SPECIAL
                                                      MIDAS          MIDAS         OVERSEAS         EQUITIES         DOLLAR
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)            FUND         INVESTORS         FUND             FUND          RESERVES
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                         $   491,951     $    26,058     $    31,495     $   281,447     $        --
Foreign taxes withheld                                (17,718)         (1,575)           (282)             --              --
Interest                                                9,885             919           6,595          29,771       1,526,309
-----------------------------------------------------------------------------------------------------------------------------
  Total investment income                             484,118          25,402          37,808         311,218       1,526,309
=============================================================================================================================

EXPENSES
Investment management (note 3)                        173,563          16,377          15,903         106,922         146,373
Distribution (note 3)                                  43,391          16,377          15,903         115,132          73,187
Interest (note 5)                                      31,877           1,579           9,384          74,794           1,334
Transfer agent                                        121,090          21,399          14,876          47,605          58,187
Custodian                                              56,353           5,797           7,003          33,087          25,320
Professional (note 3)                                  22,727           9,040          10,433          24,948          30,207
Registration (note 3)                                  37,614          18,349          10,988          20,755          16,115
Directors                                              10,683           2,234           1,862           5,207           5,207
Printing                                               41,541           3,813           3,735           2,724           9,917
Other                                                   6,545           1,641           1,517          23,082          68,484
-----------------------------------------------------------------------------------------------------------------------------
  Total expenses                                      545,384          96,606          91,604         454,256         434,331
    Expenses reimbursed (note 3)                           --              --              --              --         (73,687)
    Investment management and distribution
      plan expenses waived (note 3)                        --         (12,283)        (11,927)             --         (64,786)
-----------------------------------------------------------------------------------------------------------------------------
    Net expenses                                      545,384          74,323          79,677         454,256         295,858
-----------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      (61,266)        (48,921)        (41,869)       (143,038)      1,230,451
=============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES
Net realized gain (loss) from
  security transactions                            (2,451,102)         46,610        (716,598)     (3,836,184)            510
Net realized loss from foreign currency
  and futures transactions                           (186,261)        (18,809)       (166,922)     (1,228,597)             --
Unrealized appreciation (depreciation) of
  investments during the period                     4,088,941         112,783          32,826      (2,495,861)             --
-----------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)
      on investments, foreign currencies
      and futures                                   1,451,578         140,584        (850,694)     (7,560,642)            510
=============================================================================================================================
    Net increase (decrease) in net assets
      resulting from operations                   $ 1,390,312     $    91,663     $  (892,563)    $(7,703,680)    $ 1,230,961
=============================================================================================================================


--------------------------------------------------------------------------------
                                       13

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                    MIDAS FUND                     MIDAS INVESTORS
                                                          ----------------------------------------------------------------

                                                           SIX MONTHS                       SIX MONTHS
                                                              ENDED                            ENDED
                                                             6/30/01                          6/30/01
FOR THE YEARS ENDED (UNLESS OTHERWISE INDICATED)           (UNAUDITED)       12/31/00       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income (loss)                              $    (61,266)    $   (973,950)    $    (48,921)
Net realized loss from foreign currency and
  futures transactions                                        (186,261)      (8,252,061)         (18,809)
Net realized gain (loss) from security transactions         (2,451,102)     (36,190,397)          46,610
Unrealized appreciation (depreciation) of investments
  and foreign currencies during the period                   4,088,941       19,721,737          112,783

Net increase (decrease) in net assets resulting
  from operations                                            1,390,312      (25,694,671)          91,663


DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders                                       --               --               --

CAPITAL SHARE TRANSACTIONS
Change in net assets resulting from capital share
  transactions (a)                                          (1,716,168)     (11,305,834)         (41,812)
-------------------------------------------------------------------------------------------------------------
Total change in net assets                                    (325,856)     (37,000,505)          49,851

NET ASSETS
Beginning of Period                                         34,819,840       71,820,345        3,324,166
-------------------------------------------------------------------------------------------------------------
End of Period*                                            $ 34,493,984     $ 34,819,840     $  3,374,017
=============================================================================================================

 *Includes accumulated deficit in net investment income   $     66,160     $         --     $     49,594



(a) TRANSACTIONS IN CAPITAL SHARES WERE AS FOLLOWS:


VALUE
Shares sold                                               $  2,081,337     $  9,284,311     $    172,513
Shares issued in reinvestment of distributions                      --               --               --
Shares redeemed                                             (3,797,505      (20,590,145         (214,325)
-------------------------------------------------------------------------------------------------------------

        Net increase (decrease)                           $ (1,716,168)    $(11,305,834)    $    (41,812)



NUMBER
Shares sold                                                  2,335,241        9,152,895           82,806
Shares issued in reinvestment of distributions                      --               --               --
Shares redeemed                                             (4,320,779)     (20,789,618)        (112,174)
-------------------------------------------------------------------------------------------------------------

        Net increase (decrease)                             (1,985,538)     (11,636,723)         (29,368)
=============================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
MIDAS INVESTORS      MIDAS US AND OVERSEAS FUND          MIDAS SPECIAL EQUITIES FUND               DOLLAR RESERVES
------------------------------------------------------------------------------------------------------------------------------------
                    SIX MONTHS                         SIX MONTHS                          SIX MONTHS
                      ENDED                               ENDED                               ENDED
                     6/30/01                             6/30/01                             6/30/01
    12/31/00       (UNAUDITED)       12/31/00          (UNAUDITED)         12/31/00        (UNAUDITED)         12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
$  (123,368)     $    (41,869)     $   (211,448)     $   (143,038)     $   (603,979)     $  1,230,451      $  3,363,855

    375,285)         (166,922)       (1,198,331)       (1,228,597)       (5,060,166)             --                --
   (790,820)         (716,598)          629,592        (3,836,184)        6,056,666               510            13,266

    (17,572)           32,826        (3,723,451)       (2,495,861)       (8,697,055)             --                --


  1,307,045)         (892,563)       (4,503,638)       (7,703,680)       (8,304,534)        1,230,961         3,377,121



       --                --            (528,487)             --          (1,232,028)       (1,230,451)       (3,377,121)



   (413,891)         (215,234)         (906,275)         (776,801)       (3,056,611)      (29,986,394)       (5,748,227)
------------------------------------------------------------------------------------------------------------------------------------
 (1,720,936)       (1,107,797)       (5,938,400)       (8,480,481)      (12,593,173)      (29,985,884)       (5,748,227)


  5,045,102         3,942,523         9,880,923        29,035,748        41,628,921        58,502,161        64,250,388
------------------------------------------------------------------------------------------------------------------------------------
$ 3,324,166      $  2,834,726      $  3,942,523      $ 20,555,267      $ 29,035,748      $ 28,516,277      $ 58,502,161
====================================================================================================================================

$      --        $     41,869      $       --        $    143,038      $       --        $       --        $       --






$   356,143            42,777      $    837,750      $    186,918      $    713,555      $ 28,672,204      $ 59,754,472
       --                --             485,788              --           1,134,169         1,183,265         3,351,591
   (770,034)         (258,011)       (2,229,813)         (963,719)       (4,904,335)      (59,841,863)      (68,854,290)
-----------------------------------------------------------------------------------------------------------------------------------
$  (413,891)         (215,234)     $   (906,275)     $   (776,801)     $ (3,056,611)     $(29,986,394)     $ (5,748,227)




    168,951            10,774           115,058            11,971            29,716        28,672,204        59,754,472
       --                --              86,490              --              59,100         1,183,265         3,351,591
   (369,047)          (66,754)         (267,742)          (58,573)         (205,446)      (59,841,863)      (68,854,290)
-----------------------------------------------------------------------------------------------------------------------------------
   (200,096)          (55,980)          (66,194)          (46,602)         (116,630)      (29,986,394)       (5,748,227)
===================================================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS-UNAUDITED

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1         The Midas Funds are all Maryland corporations registered under the
     Investment Company Act of 1940, as amended, as open-end management investment companies. Midas Fund, Inc.'s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion.

          Midas Investors Ltd.'s investment objective is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion. Income is the secondary objective.

          Midas U.S. and Overseas Fund Ltd.'s investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

          Midas Special Equities Fund, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, warrants, convertible securities and debt instruments.

          Dollar Reserves, Inc. seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal tothe difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

          In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS-UNAUDITED
                                C O N T I N U E D

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2         Each Fund intends to comply with the requirements of the Internal
     Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31, 2000, Midas Fund, Inc. had an unused capital loss carryforward of approximately $200,191,300 of which $2,587,100, $25,267,300, $12,176,100, $87,852,800 and $72,308,000 expires in 2004,
     2005, 2006, 2007 and 2008, respectively. At December 31, 2000, Midas Investors Ltd. had an unused capital loss carryforward of approximately $15,593,100 of which $3,474,200, $9,124,000, $1,833,000 and $1,161,900 expires in 2005, 2006, 2007, and 2008, respectively.

--------------------------------------------------------------------------------

3         The Funds retain Midas Management Corporation as their Investment
     Manager. Under the investment management agreement of Midas Fund, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of each Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreements of Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., and Midas Investors Ltd., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Dollar Reserves, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager voluntarily waived $17,395 of its management fee for the six months ended June 30, 2001. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund, Inc. and Dollar Reserves, Inc.) and 1.00% (Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Midas Investors Ltd.) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas U.S. and Overseas Fund Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1, 2002 and has waived $11,927 in distribution expenses for the six months ended June 30, 2001. For Midas Investors Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS-UNAUDITED
                                C O N T I N U E D

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     2002 and has waived $12,283 in distribution expenses for the six months ended June 30, 2001. For Dollar Reserves, Inc., the Distributor has voluntarily waived $47,391 of its distribution fee for the six months ended June 30, 2001.

          Certain officers and directors of the Fund are officers and directors of the Investment Manager and the Fund's Distributor. The Funds reimbursed the Investment Manager $77,339 for providing certain administrative and accounting services at cost during the six months ended June 30, 2001. In addition, Dollar Reserves, Inc. and Midas Fund, Inc. paid the Distributor $40,715 and $20,994, respectively, for payments made to certain brokers for transfer agent services.

--------------------------------------------------------------------------------

4 At June 30, 2001, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                           FEDERAL INCOME   GROSS UNREALIZED   GROSS UNREALIZED   NET APPRECIATION
     JUNE 30, 2001 (UNAUDITED)                   TAX COST       APPRECIATION       DEPRECIATION      (DEPRECIATION)
     --------------------------------------------------------------------------------------------------------------
     Midas Fund, Inc.                         $42,444,093        $ 4,129,106        $11,879,519        $(7,750,413)
     Midas Investors Ltd.                       3,805,509            393,248            772,572           (379,324)
     Midas U.S. and Overseas Fund Ltd.          2,972,074            155,239            253,180            (97,941)
     Midas Special Equities Fund, Inc.         17,466,254          4,784,661          1,710,185          3,074,476


     Purchases and sales of securities other than short term notes were as follows:

     FOR THE SIX MONTHS ENDED                 PURCHASES       PROCEEDS FROM THE
     JUNE 30, 2001 (UNAUDITED)              OF SECURITIES     SALE OF SECURITIES
     ---------------------------------------------------------------------------
     Midas Fund, Inc.                         $14,427,523        $20,141,790
     Midas Investors Ltd.                         832,816          1,125,060
     Midas U.S. and Overseas Fund Ltd.            588,974          2,109,743
     Midas Special Equities Fund, Inc.          5,165,375         10,126,404

--------------------------------------------------------------------------------

5 The Funds have a committed bank line of credit at an interest rate equal to the Federal Reserve Funds Rate plus 1.00 percentage point for leveraging and/or temporary or emergency purposes. At June 30, 2001, the outstanding balance, and for the six months ended June 30, 2001, the weighted average interest rate and the weighted average amount outstanding were as follows:

     FOR THE SIX MONTHS ENDED                       OUTSTANDING      WEIGHTED AVERAGE          WEIGHTED AVERAGE
     JUNE 30, 2001 (UNAUDITED)                          BALANCE         INTEREST RATE        AMOUNT OUTSTANDING
     ----------------------------------------------------------------------------------------------------------
     Midas Fund, Inc.                                   $    --                  6.38%               $  933,264
     Midas Investors Ltd.                                    --                  6.03%                   48,309
     Midas U.S. and Overseas Fund Ltd.                       --                  6.47%                  275,153
     Midas Special Equities Fund, Inc.                       --                  6.33%                2,253,294
     Dollar Reserves,Inc                                     --                  6.01%                   40,864

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS-UNAUDITED
                                C O N T I N U E D

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     The Funds have entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Funds' expenses. During the period, the Funds' transfer agent fees and custodian fees were reduced by $15,412 and $949, respectively, under such arrangements.
--------------------------------------------------------------------------------

6    The tax character of distributions paid to shareholders was as follows:

                                                                       YEAR
                                    FOR THE SIX MONTHS ENDED           ENDED
                                          JUNE 30, 2001          DECEMBER 31, 2000       LONG-TERM
                                         ORDINARY INCOME          ORDINARY INCOME      CAPITAL GAIN
     ----------------------------------------------------------------------------------------------
     Midas U.S. and Overseas Fund Ltd.      $       --              $       --          $  528,487
     Midas Special Equities Fund, Inc.      $       --              $       --          $1,232,028
     Dollar Reserves, Inc.                  $1,230,451              $3,377,121          $       --


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     FINANCIAL HIGHLIGHTS - MIDAS FUND, INC.
--------------------------------------------------------------------------------

                                                          SIX MONTHS                     YEARS ENDED DECEMBER 31,
                                                               ENDED
                                                             6/30/01       2000       1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at end of year                                 $.84        $1.36      $1.51        $2.11        $5.15        $4.25
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            --         (.02)      (.01)          --         (.03)        (.05)
  Net realized and unrealized gain (loss) on investments        .04         (.50)      (.14)        (.60)       (3.01)         .95
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                          .04         (.52)      (.15)        (.60)       (3.04)         .90
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $.88         $.84      $1.36        $1.51        $2.11        $5.15
===================================================================================================================================
Total Return                                                   4.76%      (38.24)%    (9.93)%     (28.44)%     (59.03)%      21.22%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                 $34,494      $34,820    $71,820      $87,841     $100,793     $200,457
===================================================================================================================================
Ratio of expenses to average net assets (a)(b)(c)              3.17%**      3.48%      2.81%        2.33%        1.90%        1.63%
===================================================================================================================================
Ratio of net investment loss to average net assets             (.35)%**    (2.35)%     (.80)%       (.02)%       (.72)%       (.92)%
===================================================================================================================================
Portfolio turnover rate                                          41%         109%        74%          27%          50%          23%
===================================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratio prior to reimbursement by the Investment Manager was 2.15% and1.83%, for the years ended december 31, 1997 and 1996, respectively.

(b) Ratio after transfer agent and custodian credits was 3.13%**, 3.40%, 2.73%, 2.30%, 1.88% and 1.61% for the six months ended June 30, 2001, and for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

(c) Ratio excluding interest expense was 2.93%, 3.34%, 3.22%, 2.47%, 1.69% and 1.63% for the six months ended June 30, 2001 and for the years ended 2000, 1999, 1998,1997 and 1996, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL HIGHLIGHTS - MIDAS INVESTORS LTD.
--------------------------------------------------------------------------------

                                                                                             SIX
                                                  SIX MONTHS         YEAR        YEAR     MONTHS         YEARS ENDED DECEMBER 31,
                                                       ENDED        ENDED       ENDED      ENDED
                                                     6/30/01     12/31/00     2/31/99   12/31/98        1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of period                 $1.95        $2.65       $2.82      $3.67       $7.14     $14.02     $13.13
-----------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment loss                                   (.03)        (.07)       (.06)      (.04)       (.12)      (.25)      (.22)
  Net realized and unrealized gain (loss) on
    investments                                         (.03)        (.63)       (.11)      (.81)      (2.94)     (4.36)      2.72
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                    (.06)        (.70)       (.17)      (.85)      (3.06)     (4.61)      2.50
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions to shareholders                           --           --          --         --        (.41)     (2.27)     (1.61)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                   --           --          --         --        (.41)     (2.27)     (1.61)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                       $2.01        $1.95       $2.65      $2.82       $3.67      $7.14     $14.02
===================================================================================================================================
Total return                                            3.08%      (26.42)%     (6.03)%   (23.16)%    (43.45)%   (37.81)%    21.01%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)           $3,374       $3,324      $5,045     $6,293      $8,234    $15,217    $27,485
===================================================================================================================================
Ratio of expenses to average net assets(a) (b) (c)      4.53%**      5.11%       4.05%      4.32%**     3.88%      2.94%      3.05%
===================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                   (2.98)%**    (3.43)%     (2.29)%    (2.50)%**   (2.40)%    (2.06)%    (1.61)%
===================================================================================================================================
Portfolio turnover rate                                   25%          97%         52%        36%        136%        37%        61%
===================================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratios excluding interest expense were 4.43%**, 4.43%**, 4.89%, 3.92%, 3.96%**, 3.57%, 2.77% and 2.93%, for the six months ended June 30, 2001 and for the years ended December 31, 2000 and 1999, the six months ending December 31, 1998 and the years ending June 30, 1998, 1997 and 1996, respectively.

(b) Ratio after transfer agent and custodian credits was 4.98%, 3.80%, 4.30%** and 3.82% for the years ended December 31, 2000 and 1999, the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.

(c) Ratio prior to waiver by the Distributor was 5.28%**, 5.86% and 4.54% for the six months ended June 30, 2001, and the years ended December 31, 2000 and 1999, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            FINANCIAL HIGHLIGHTS - MIDAS U.S. AND OVERSEAS FUND LTD.
--------------------------------------------------------------------------------

                                                  SIX MONTHS                            YEARS ENDED DECEMBER 31,
                                                       ENDED
                                                     6/30/01         2000           1999         1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of year                   $4.51        $10.52         $7.17         $7.35         $7.91         $8.36
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.05)         (.23)         (.10)         (.10)         (.05)         (.24)
  Net realized and unrealized gain on investments       (.99)        (5.13)         3.49           .18           .46           .68
----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                 (1.04)        (5.36)         3.39           .08           .41           .44
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions to shareholders                           --          (.65)         (.04)         (.26)         (.97)         (.89)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $3.47         $4.51        $10.52         $7.17         $7.35         $7.91
==================================================================================================================================
Total return                                          (23.06)%      (52.09)%       47.44%         1.18%         5.64%         5.34%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000's omitted)             $2,835        $3,943        $9,881        $7,340        $8,446        $9,836
==================================================================================================================================
Ratio of expenses to average net assets (a)(b)(c)       5.01%**       4.20%         3.19%         3.33%         3.28%         3.20%
==================================================================================================================================
Ratio of net investment loss to average net assets     (2.63)%**     (3.34)%       (1.52)%       (1.38)%       (0.63)%       (2.74)%
==================================================================================================================================
Portfolio turnover rate                                   19%          238%          174%           69%          205%          255%
==================================================================================================================================

* Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratio after the transfer agent and custodian fee credits was 4.18%, 3.16% and 3.22% for 2000, 1999, and 1997, respectively. There were no custodian credits for 1998 and 1996.
(b) Ratio prior to waiver by the Distributor was 5.76%, 4.95% and 3.69% for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, respectively.

(c) Ratio excluding interest expense was 4.42%, 3.14%, 2.89%, 3.31%, 3.30%, 3.20%, and for the six months ended June 30, 2001 and for the years ended 2000, 1999, 1998,1997 and 1996, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            FINANCIAL HIGHLIGHTS - MIDAS SPECIAL EQUITIES FUND, INC.
--------------------------------------------------------------------------------

                                                      Six Months                        Years Ended December 31,
                                                           Ended
                                                         6/30/01          2000        1999        1998        1997        1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of year                      $20.02        $26.56      $20.34      $23.38      $22.96      $25.42
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                       (.10)         (.39)       (.27)       (.61)       (.38)       (.73)
  Net realized and unrealized gain (loss) on
    investments                                            (5.28)        (5.27)       6.49        (.65)       1.55         .99
-------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                     (5.38)        (5.66)       6.22       (1.26)       1.17         .26
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions to shareholders                               --          (.88)         --       (1.78)       (.75)      (2.72)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net asset value               (5.38)        (6.54)       6.22       (3.04)        .42       (2.46)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                            $14.64        $20.02      $26.56      $20.34      $23.38      $22.96
-------------------------------------------------------------------------------------------------------------------------------
Total return                                               (26.9)%       (22.2)%      30.6%       (5.0)%       5.3%        1.0%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000's omitted)                $20,555       $29,036     $41,629     $36,807     $44,773     $49,840
===============================================================================================================================
Ratio of expenses to average net assets(a)(b)               3.94%**       3.44%       3.13%       3.42%       2.81%       2.92%
===============================================================================================================================
Ratio of net investment loss to average net
  assets                                                   (1.24)%**     (1.77)%     (1.44)%     (2.57)%     (1.48)%     (2.81)%
===============================================================================================================================
Portfolio turnover rate                                       21%          248%        159%         97%        260%        311%
===============================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratio excluding interest expense was 3.29%**, 2.77%, 2.71%, 2.63%, 2.53% and 2.45% for the six months ended June 30, 2001, the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

(b) Ratio after transfer agent and custodian fee credits was 0.00%, 3.42%, 3.04%, 3.41% and 2.79% for the six months ended June 30, 2001, the years ended December 31, 2000, 1999, 1998 and 1997, respectively. There were no custodian fee credits for 1996.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  FINANCIAL HIGHLIGHTS - DOLLAR RESERVES, INC.
--------------------------------------------------------------------------------

                                               Six Months        Year       Year   Six Months              Years Ended June 30,
                                                    Ended       Ended      Ended        Ended
                                                  6/30/01    12/31/00   12/31/99     12/31/98        1998        1997       1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period             $1.000      $1.000     $1.000       $1.000      $1.000      $1.000     $1.000
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .021        .056       .043         .022        .048        .047       .047
Less distributions:
  Distributions to shareholders                     (.021)      (.056)     (.043)       (.022)      (.047)      (.047)     (.047)
  Tax return of capital distributions                  --          --         --           --       (.001)         --         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                   $1.000      $1.000     $1.000       $1.000      $1.000      $1.000     $1.000
=================================================================================================================================
Total return                                         2.07%       5.74%      4.38%        4.46%*      4.88%       4.83%      4.81%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)       $28,471     $58,502    $64,250      $65,535     $61,602     $62,908    $62,467
=================================================================================================================================
Ratio of expenses to average net assets(a)(b)        1.05%**      .84%       .94%         .93%*       .86%        .71%       .90%
=================================================================================================================================
Ratio of net investment income to average
  net assets(c)                                      4.20%**     5.54%      4.30%        4.43%*      4.71%       4.73%      4.70%
=================================================================================================================================

**   Annualized.

(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.48%**, 1.09%, 1.34%, 1.30%**, 1.20%, 1.21% and 1.40%, for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively.

(b) Ratio after transfer agent and custodian fee credits was 1.01%** and 0.80% for the six months ended June 30, 2001 and the year ended December 31, 2000.

(c) Ratio prior to waiver by the Investment Manager and Distributor was 3.73%**, 5.29%, 3.90%, 4.06%**, 4.37%, 4.23% and 4.20%, for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively.

--------------------------------------------------------------------------------

                      [This page intentionally left blank]

[GRAPHIC OMITTED]   ACCOUNT             USE THIS ACCOUNT APPLICATION TO OPEN A
MIDAS               APPLICATION         REGULAR MIDAS ACCOUNT. FOR A MIDAS IRA
FUNDS                                   APPLICATION, CALL TOLL-FREE
                                        1-800-400-MIDAS (6432) OR ACCESS OUR WEB
DISCOVERING OPPORTUNITIES               SITE AT WWW.MIDASFUNDS.COM. RETURN THIS
                                        COMPLETED ACCOUNT APPLICATION IN THE
                                        ENCLOSED ENVELOPE OR MAIL TO: MIDAS
                                        FUNDS, BOX 219789, KANSAS CITY, MO
                                        64121-9789.
================================================================================

1.   REGISTRATION (PLEASE PRINT) FOR ASSISTANCE WITH THIS APPLICATION, PLEASE
     CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME.
     INDIVIDUAL:

     -----------------------------------------------------------------------------------------------------------------
     First Name               Middle Initial                Last Name              Social Security Number
     JOINT TENANT: NOTE: REGISTRATION WILL BE JOINT TENANTS WITH RIGHT OF
                   SURVIVORSHIP, UNLESS OTHERWISE SPECIFIED.

     -----------------------------------------------------------------------------------------------------------------
     First Name               Middle Initial                Last Name              Social Security Number
     GIFT/TRANSFER TO A MINOR:

                                        AS CUSTODIAN FOR
     -----------------------------------------------------------------------------------------------------------------
     Name of Custodian (only one)                                 Name of Minor (only one)
     UNDER THE                UNIFORM GIFTS/TRANSFERS TO MINORS ACT.
     -----------------------------------------------------------------------------------------------------------------
          Custodian's State of Residence       Minor's Social Security Number        Minor's Date of Birth
     CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

     -----------------------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership, or other Organization           Name of Individual(s) Authorized to Act for the
                                                                       Corporation, Partnership, or other Organization

     -----------------------------------------------------------------------------------------------------------------
     Tax I.D. Number        Name of Trustee(s)               Date of Trust Instrument

================================================================================

2.   MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

     -----------------------------------------------------------------------------------------------------------------
     Street                 City                             State / Zip        Daytime Telephone       E-mail address

     CITIZEN OF:   (   )U.S.   (   )OTHER:                   CITIZEN OF:   (   )U.S.   (   )OTHER:
     -------------------------------------------------------------------------------------------------------------------
     Owner                                                   Joint Owner

================================================================================
3. FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 MINIMUM PER FUND) NOTE: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section
     6).

                                       ---------------
          DOLLAR RESERVES                $
                                       ---------------

                                       ---------------
          MIDAS INVESTORS                $
                                       ---------------

                                       ---------------
          MIDAS U.S. AND OVERSEAS FUND   $
                                       ---------------


                                       ---------------
          MIDAS FUND                     $
                                       ---------------

                                       ---------------
          MIDAS SPECIAL EQUITIES FUND    $
                                       ---------------

                                       ---------------
          TOTAL                          $
                                       ---------------


     BY CHECK: PLEASE DRAW YOUR CHECK TO THE ORDER OF MIDAS FUNDS AND ENCLOSE WITH THIS APPLICATION. THIRD PARTY CHECKS WILL NOT BE ACCEPTED.

     BY WIRE: PLEASE CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME TO BE ASSIGNED AN ACCOUNT NUMBER BEFORE MAKING AN INITIAL INVESTMENT BY WIRE.

     PLEASE INDICATE THE ASSIGNED ACCOUNT NUMBER_________________________AND THE DATE THE WIRE WAS SENT_______________.

================================================================================
4. DISTRIBUTIONS IF NO CIRCLE IS CHECKED, THE AUTOMATIC COMPOUNDING OPTION WILL BE ASSIGNED TO INCREASE THE SHARES YOU OWN.

     [ ] AUTOMATIC COMPOUNDING OPTION
         DIVIDENDS AND DISTRIBUTIONS REINVESTED IN ADDITIONAL SHARES.

     [ ] PAYMENT OPTION  [ ] DIVIDENDS IN CASH, DISTRIBUTIONS REINVESTED.
     [ ] DIVIDENDS AND DISTRIBUTIONS IN CASH.
================================================================================
5.   CHECK WRITING PRIVILEGE FOR DOLLAR RESERVES - SIGNATURE CARD

     I am investing in Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

     Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].


     ---------------------------------------------------------------------------
     Signature                        Signature of Joint Owner (if any)



     ---------------------------------------------------------------------------
     Print Name                       Print Name of Joint Owner (if any)

                                                       (PLEASE CONTINUE ON BACK)

================================================================================
6.   MIDAS FUNDS AUTOMATIC INVESTMENT PROGRAM

     [ ] BANK TRANSFER PLAN AUTOMATICALLY PURCHASE SHARES EACH MONTH BY TRANSFERRING THE DOLLAR AMOUNT YOU SPECIFY FROM YOUR REGULAR CHECKING ACCOUNT, NOW ACCOUNT OR BANK MONEY MARKET ACCOUNT. PLEASE ATTACH A VOIDED BANK ACCOUNT CHECK.

          FUND NAME:_____________________________
          AMOUNT ($100 MINIMUM): $________________________DAY OF MONTH:
          [ ] 10TH        [ ] 15TH        [ ] 20TH

     [ ]  SALARY INVESTING PLAN THE ENROLLMENT FORM WILL BE SENT TO THE
          ADDRESS IN SECTION 2 OR CALL TOLL-FREE 1-800-400-MIDAS (6432) TO HAVE THE FORM SENT TO YOUR PLACE OF EMPLOYMENT.

     [ ]  GOVERNMENT DIRECT DEPOSIT PLAN YOUR REQUEST WILL BE PROCESSED AND
          YOU WILL RECEIVE THE ENROLLMENT FORM.
================================================================================
7.   INVESTMENTS AND REDEMPTIONS BY TELEPHONE

     SHAREHOLDERS AUTOMATICALLY ENJOY THE PRIVILEGE OF CALLING TOLL-FREE 1-888-503-VOICE (8642) OR ACCESSING THEIR MIDAS FUNDS ACCOUNT ON THE WEB AT WWW.MIDASFUNDS.COM TO PURCHASE ADDITIONAL SHARES OF A FUND OR TO EXPEDITE A REDEMPTION AND HAVE THE PROCEEDS SENT DIRECTLY TO THEIR ADDRESS OR TO THEIR BANK ACCOUNT, UNLESS DECLINED BY CHECKING THE FOLLOWING CIRCLE [ ]. THE LINK WITH YOUR BANK OFFERS FLEXIBLE ACCESS TO YOUR MONEY. TRANSFERS OCCUR ONLY WHEN YOU INITIATE THEM AND MAY BE MADE BY EITHER BANK WIRE OR BANK CLEARINGHOUSE TRANSFER WITH THE MIDAS ELECTRONIC FUNDS TRANSFER SERVICE.

     TO ESTABLISH THE LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. ONE COMMON NAME MUST APPEAR ON YOUR MIDAS FUNDS ACCOUNT AND BANK ACCOUNT.
================================================================================
8.   SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

     "I CERTIFY THAT I HAVE RECEIVED AND READ THE PROSPECTUS FOR THE MIDAS FUNDS, AGREE TO ITS TERMS, AND HAVE THE LEGAL CAPACITY TO PURCHASE THEIR SHARES. I ACKNOWLEDGE RECEIPT OF THE FUNDS' PRIVACY POLICY NOTICE. I UNDERSTAND TELEPHONE CONVERSATIONS WITH INVESTOR SERVICE CENTER, INC. ("ISC") REPRESENTATIVES ARE RECORDED AND HEREBY CONSENT TO SUCH RECORDING. I AGREE THAT NEITHER THE FUNDS NOR ISC WILL BE LIABLE FOR ACTING ON INSTRUCTIONS BELIEVED GENUINE AND UNDER REASONABLE PROCEDURES DESIGNED TO PREVENT UNAUTHORIZED TRANSACTIONS. I CERTIFY (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR (C) I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN)." (PLEASE CROSS OUT ITEM 2 IF IT DOES NOT APPLY TO YOU.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

     ---------------------------------------------------------------------------
     Signature of    [ ]Owner    [ ]Trustee    [ ]Custodian      Date

     ---------------------------------------------------------------------------
     Signature of Joint Owner (if any)              Date

                __                                          __
               |                                              |



               |__                                          __|

                                                                 MF-SARAPP-06/01

--------------------------------------------------------------------------------
CHECK WRITING ACCOUNT AGREEMENT

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

UMB Bank Warsaw (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

SHAREHOLDER SERVICES
o Electronic Funds Transfers
o Automatic Investment Program
o Retirement Plans:
  Traditional Deductible IRA
  Roth IRA
  SEP-IRA
  Simple IRA
  403(b)
  Education IRA

MINIMUM INVESTMENTS
o Regular Accounts: $1,000
o Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, Simple IRA, and 403(b): $1,000
o Education IRA: $500
o Automatic Investment Program: $100
o Subsequent Investments: $100

MIDAS FUNDS
P.O. Box 219789
Kansas City, MO 64121

1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services


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Call toll-free for Fund performance, telephone purchases and to obtain information concerning your account. Or access Midas Funds on the Worldwide Web at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be with more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Midas Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

             [GRAPHIC OMITTED]

                    MIDAS
                    FUNDS

          DISCOVERING OPPORTUNITIES

          MIDAS FUNDS
          P.O. BOX 219789
          KANSAS CITY, MO 64121

          CHANGE SERVICE REQUESTED


                               [GRAPHIC OMITTED]


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